Exhibit 99.1

WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

COVAD COMMUNICATIONS GROUP, INC.

STOCK SUBSCRIPTION WARRANT

January 1, 2003

1.    General.

THIS CERTIFIES that, for value received, AT&T Corp., a Delaware corporation (“AT&T”), or its assigns, is entitled to subscribe for and purchase from Covad Communications Group, Inc., a Delaware corporation (the “Corporation”), at any time or from time to time during the period (the “Exercise Period”) commencing with the date hereof and ending on the seventh (7th) anniversary of the date hereof, on the terms and subject to the provisions hereinafter set forth, up to three million (3,000,000) (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock, $0.001 par value, of the Corporation (the “Common Stock”), at a price per share (the “Warrant Price”) as follows:

Warrant Shares	Warrant Price
One Million (1,000,000)	the closing price of the Corporation’s Common Stock on December 31, 2002.
One Million (1,000,000)	$3.00 per share
One Million (1,000,000)	$5.00 per share

This Warrant is being issued pursuant to a Broadband Internet Access Service Agreement dated as of the date hereof (the “Agreement”), between the Corporation and AT&T. All terms used but not defined herein shall have the meanings set forth in the Agreement. The shares of capital stock of the Corporation issuable upon exercise or exchange of this Warrant are sometimes hereinafter referred to as the “Warrant Shares”.

2.    Exercise of Warrant.    The rights represented by this Warrant may be exercised by the holder hereof, as to those Warrant Shares for which this Warrant is then exercisable as determined in accordance with Section 1, in whole or in part, at any time or from time to time during the Exercise

Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 3420 Central Expressway, Santa Clara, California 95051, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check, and/or by cancellation of indebtedness on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased; provided, however, that in the event that such exercise is effected by way of a Required Registration, Piggyback Registration or other registration pursuant to Exhibit A attached hereto, payment of the total Warrant Price by holder shall be permitted to be made at any time up to or simultaneous with such Required Registration or Piggyback Registration being declared effective by the Corporation, and written notice of such declaration being provided to AT&T. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.    Adjustment of Warrant Price.

(a)    The Warrant Price shall be subject to adjustment from time to time as follows:

(i)    If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

(ii)    If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

(iii)    In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), each Warrant Share shall after such reorganization, reclassification, consolidation or merger be exercisable or exchangeable into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise or exchange of such Warrant Share would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

(iv)    All calculations under this Section 3 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

(b)    Whenever the Warrant Price shall be adjusted as provided in this Section 3, the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Corporation’s records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

(c)    In the event the Corporation shall propose to take any action of the types described in Sections 4(a)(iii), 4(a)(iv) and 4(a)(v) or Section 10, the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(d)    Upon each adjustment of the Warrant Price as provided in this Section 3, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

4.    Covenants as to Common Stock.    The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Corporation further covenants and agrees that if any shares of Common Stock to be reserved to provide for the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

5.    No Shareholder Rights.    This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

6.    Restrictions on Transfer.

Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Corporation’s prior written consent, which the Corporation may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Corporation to any person that directly, or indirectly through one or more intermediaries is controlled by or under common control with AT&T. The rights and obligations of the Corporation and AT&T under this Warrant and the Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

The holder of this Warrant acknowledges that and Warrant Shares are characterized as “restricted securities” under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering, and that under the Securities Act, applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

The holder understands and agrees that the certificates evidencing the Warrant and Warrant Shares will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Corporation’s Certificate of Incorporation or Bylaws, or by any agreement between the Corporation and such holder. Such legend shall be removed by the Corporation from any certificate evidencing the Securities upon delivery to the Corporation of an opinion of counsel, reasonably satisfactory to the Corporation, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Corporation issued the Securities.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(i)    Rights of the Holder.    The Corporation hereby grants to the holder of this Warrant those rights set forth on Exhibit A attached hereto, the provisions of which are incorporated herein by reference and made a part hereof as if set forth herein in their entirety; provided that any transferee (subject to the limitations on transfer contained in this Warrant) shall have the rights of, and be subject to the limitations and obligations applicable to “AT&T” as set forth on such Exhibit A.

(ii)    Transfer of Warrant; Amendment.    Subject to the restriction set forth in Section 6, each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

(iii)    Reorganizations, Etc.    In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(iv)    Lost, Stolen, Mutilated or Destroyed Warrant.    If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

(v)    Modification and Waiver.    This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(vi)    Notices.    All notices, advices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

(a)    If to the Corporation, to:

Covad Communications Group, Inc.
3420 Central Expressway
Santa Clara, California 95051
Attention: General Counsel’s Office
Telecopier: (408) 616-6604

                                             and

(b)    If to AT&T as follows:

AT&T Corp.
900 Route 202/206N
Bedminster, NJ 07921
Attention: Robert Feit
Telecopier: (908) 234-7871

with a copy to:

AT&T Corp.
900 Route 202/206N
Bedminster, NJ 07921
Attention: Raymond E. Liguori
Telecopier: (908) 532-1824

Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 12, “business day” shall mean any day other than a day on which banking institutions in the Commonwealth of Virginia are legally closed for business.

(vii)    Binding Effect on Successors; Survival.    This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation’s assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of AT&T.

(viii)    Descriptive Headings and Governing Law.    The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia.

(ix)    Fractional Shares.    No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

* * *

IN WITNESS WHEREOF, the undersigned have caused this Warrant and Warrant Agreement to be executed by their duly authorized officers on the date first above written.

COVAD COMMUNICATIONS GROUP, INC.

By:
Name: Title:

ATTEST:
Secretary

AT&T CORP.

By:
Name: Title:

Form of Subscription

[To be signed upon exercise of Warrant]

The undersigned, the holder of the Warrant, hereby elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, __________ shares of Common Stock of Covad Communications Group, Inc. and shall make payment of $______ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, ____________________, whose address is ________________________________________.

Dated: _____________________________

_________________________________________
(Signature)

_________________________________________
(Address)

Form of Assignment

[To be signed only upon a permitted transfer of Warrant]

For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the Warrant to purchase __________ shares of Common Stock of Covad Communications Group, Inc., to which the Warrant relates, and appoints Attorney to transfer such right on the books of Covad Communications Group, Inc., with full power of substitution in the premises.

Dated: __________________________________

__________________________________________
(Signature)

Signed in the presence of:

________________________________________

EXHIBIT A

Additional Rights

1.    Rule 144 Reporting.    With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, so long as AT&T (or its permitted assigns) holds any of the AT&T Warrants or any Registrable Securities, the Corporation agrees to furnish to AT&T forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as AT&T may reasonably request in availing itself of any rule or regulation of the Commission allowing AT&T to sell any such securities without registration.

2.	Registration Rights.

(a)    As used in this Agreement, the following terms shall have the following meanings:

(i)    “AT&T Warrants” means the warrants issued to AT&T pursuant to the Agreement.

(ii)    “Commission” means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

(iii)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

(iv)    “Other Shares” means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

(v)    “Primary Shares” means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Corporation in its treasury.

(vi)    “Registrable Shares” means at any time the Warrant Shares issuable upon exercise of any of the AT&T Warrants and any shares or other securities received in respect thereof, which are held by AT&T which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or Section 4(1) of the Securities Act.

(vii)    “Registration Date” means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

(viii)    “Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

(ix)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

(x)    “Transfer” means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and “blue sky” laws.

(b)    Required Registration.    If the Corporation, at any time following the issuance of this Warrant, shall be requested by AT&T to effect the registration under the Securities Act of Registrable Shares, having a reasonably anticipated aggregate offering price of at least $500,000, in accordance with this Section, the Corporation shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

(i)    registration statements initiated pursuant to this Section which become effective, or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) has been filed and not withdrawn or has been declared effective within the prior 90 days, which registration statement was subject to Section 2(c) hereof;

(ii)    the Corporation may delay the filing or effectiveness of any registration statement for a period not to exceed 90 days after the date of a request for registration pursuant to this Section 2(b) if (a) at the time of such request the Corporation is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which AT&T may include Registrable Shares pursuant to Section 2(c) or (b) the Corporation shall furnish AT&T a certificate signed by the President of the Corporation stating that, in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement (provided that the Corporation may not utilize the right set forth in this clause (ii) more than once in any 12-month period); and

(iii)    with respect to any registration pursuant to this Section, the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such securities registration would interfere with the successful marketing (including pricing) of all such shares, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

(a)    first, the Registrable Shares held by AT&T; and

(b)    second, the Primary Shares; and

(c)    third, Other Shares.

A requested registration under this Section may be rescinded or withdrawn by written notice to the Corporation by AT&T before such registration is effective; provided, however, that such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if such recission or withdrawal is based upon material adverse information relating to the Corporation or its condition, business or prospectus that is different from that generally known to AT&T at the time of its request. AT&T shall select any firm of underwriters in connection with a registration under this Section 2(b), provided that such firm of underwriters is be reasonably acceptable to the Corporation.

(c)    Piggyback Registration.    If the Corporation at any time proposes for any reason to register Primary Shares, Registrable Shares (other than pursuant to Section 2(b) hereof) or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to, the Corporation’s stockholders), it shall promptly give written notice to AT&T of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 10 days after delivery of any such notice by the Corporation, of AT&T to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares, proposed to be included in such registration shall be included in the following order:

(i)    first, the Primary Shares and any Other Shares subject to a demand registration rights on whose behalf the registration statement was filed; and

(ii)    second, the Registrable Shares held by AT&T and Other Shares with piggyback registration rights in effect as of the date of the Warrant; and

(d)    Registrations on Form S-3.    Anything contained in Section 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, AT&T shall have the right to request in writing an unlimited number of registrations on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having a reasonably anticipated aggregate offering price of at least $500,000; provided, however, AT&T may only make one such request in any 6-month period. A requested registration on Form S-3 or any such successor form in compliance with this Section shall not count as a registration statement demanded pursuant to Section 2(b), but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in this Section, be subject to Section 2(b), including the limitations provided in Section 2(b)(i)-(iii).

(e)    Preparation and Filing.    If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

(i)    use its reasonable best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 120 days or until all of such Registrable Shares have been disposed of (if earlier);

(ii)    furnish, at least three business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by AT&T, copies of all such documents proposed to be filed (it being understood that such three business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

(iii)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 120 days or until all of such Registrable Shares, have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

(iv)    notify in writing AT&T’s counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(v)    use its reasonable best efforts to register or qualify such Registrable Shares, under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (v);

(vi)    furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

(vii)    use its reasonable best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

(viii)    notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix)    make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares, agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential. By requesting any such Information, AT&T and each Inspector acknowledge that use of non-public information is proscribed by federal securities laws and AT&T and each such Inspector agree to take all reasonable precautions to prevent trading in the securities of the Corporation by any of its employees, consultants or affiliates having knowledge of non-public Information;

(x)    use its reasonable best efforts to obtain from its independent certified public accountants “comfort” letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

(xi)    use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

(xii)    provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

(xiii)    issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

(xiv)    list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed, if any, or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the “NASD”) or such national securities exchange as AT&T shall request;

(xv)    otherwise use its reasonable best efforts to comply with all rules and regulations of the Commission applicable to the registration and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

(xvi)    use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

(f)    Expenses.    All expenses incurred by the Corporation in complying with Section 2, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Corporation’s counsel and accountants, and the reasonable and customary fees and expenses of AT&T’s counsel shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and all fees and expenses of any special or interim audit for any registration initiated by AT&T pursuant to Section 2 that is not otherwise required under the Securities Act in connection with such registration, shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

(g)    Indemnification.

(i)    In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the seller of such Registrable Shares, its partners, members in the case of a limited liability corporation, beneficiaries in the case of a trust, officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or underwriter that states that it is specifically for use in the preparation thereof.

(ii)    In connection with any registration of Registrable Shares, under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of any other seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by such seller or underwriter that states that it is specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

(iii)    The indemnification required by this Section 2(g) will be made by periodic payments during the course of the investigation or defense, within two months after a request for reimbursement (including copies of relevant paid invoices substantiating such request) has been received by the Corporation, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

(iv)    Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2(g), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2(g). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

(v)    The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

(vi)    If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 2, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the aggregate net offering proceeds received by such seller from the sale of such seller’s Registrable Shares.

(vii)    The foregoing indemnity agreements of the Corporation and sellers are subject to the condition that, insofar as they relate to any defect (including an omission) made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(h)    Information by Holder.    It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Sections 2(b), 2(c) or 2(d) that AT&T shall furnish to the Corporation such written information regarding AT&T or the Registrable Shares held by it, and the distribution proposed by AT&T as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

(i)    Exchange Act Compliance.    From and after the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation’s securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with AT&T in supplying such information as may be necessary for AT&T to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

(j)    No Conflict of Rights.    The Corporation represents and warrants to AT&T that the registration rights granted to AT&T hereby do not conflict with any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

(k)    Termination.    The Corporation shall have no obligations pursuant to Sections 2(b) through 2(d) with respect to: (a) any request or requests for registration made by AT&T on a date more than seven (7) years after the date of this Warrant; or (b) any Registrable Shares proposed to be sold by AT&T in a registration pursuant to Section 2(b), 2(c) or 2(d) if, in the opinion of counsel to the Corporation, all such Registrable Shares proposed to be sold by AT&T may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act (or any successor rule).

(l)    Delay of Registration.    AT&T shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2(c).